                                                                   EXHIBIT 24(b)

                                POWER OF ATTORNEY

         Each of the undersigned does hereby appoint Celia A. Colbert and Kenneth C. Frazier, and each of them severally, to be his or her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of Merck & Co., Inc., or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Merck & Co., Inc. which may be purchased under the 2001 Non-Employee Directors Stock Option Plan (the "Plan") covered by this Registration Statement, including amendments thereto and all other documents in connection therewith.

         IN WITNESS WHEREOF, this instrument has been duly executed as of the 23rd day of October, 2001.

                                             MERCK & CO., INC.

                                        By:  /s/ Raymond V. Gilmartin
                                             ---------------------------------
                                             Raymond V. Gilmartin
                                             Chairman of the Board, President
                                             & Chief Executive Officer

                                             /s/ Judy C. Lewent
                                             ---------------------------------
                                             Judy C. Lewent
                                             Executive Vice President & Chief
                                             Financial Officer
                                             (Principal Financial Officer)


                                             /s/ Richard C. Henriques, Jr.
                                             ----------------------------------
                                             Richard C. Henriques, Jr.
                                             Vice President, Controller
                                             (Principal Accounting Officer)

                                    DIRECTORS

/s/ Lawrence A. Bossidy                           /s/ Heidi G. Miller
------------------------------                    -------------------------
Lawrence A. Bossidy                               Heidi G. Miller


/s/ William G. Bowen                              /s/ Edward M. Scolnick
------------------------------                    -------------------------
William G. Bowen                                  Edward M. Scolnick


/s/ Johnnetta B. Cole                             /s/ Thomas E. Shenk
------------------------------                    -------------------------
Johnnetta B. Cole                                 Thomas E. Shenk


/s/ Niall FitzGerald                              /s/ Anne M. Tatlock
------------------------------                    -------------------------
Niall FitzGerald                                  Anne M. Tatlock


/s/ William B. Harrison, Jr.
------------------------------                    -------------------------
William B. Harrison, Jr.                          Samuel O. Thier


/s/ William N. Kelley
------------------------------
William N. Kelley


                                       18